SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 11, 2009

CirTran Corporation
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State of Other Jurisdiction of Incorporation)

000-49654	68-0121636
(Commission File Number)	(IRS Employer Identification No.)

4125 South 6000 West, West Valley City, Utah	84128
(Address of Principal Executive Offices)	(Zip Code)

801-963-5112
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 1.01                      Entry into a Material Definitive Agreement

Entry into Forbearance Agreement and Amendment

On August 11, 2009, CirTran Corporation (the “Company”) and YA Global Investments (formerly known as Cornell Capital Partners, LP) (“YA”) entered into a forbearance agreement and related agreements, which related to certain financing arrangements and agreements between the Company and YA.

Forbearance Agreement

An overview and summary of the Forbearance Agreement between the Company and YA, together with other agreements entered into in connection with the Forbearance Agreement, follows.  The summaries of the terms and conditions of the Forbearance Agreement and the other agreements do not purport to be complete, and are qualified in their entirety by reference to the full text of the agreements attached as exhibits hereto.

The Forbearance Agreement related specifically to three debentures issued by the Company to YA or its predecessor entities: a May 26, 2005, debenture in the principal amount of $3,750,000 (the “May Debenture”), a December 30, 2005, debenture in the principal amount of $1,500,000 (the “December Debenture”), and an August 23, 2006, debenture in the principal amount of $1,500,000 (the “August Debenture,” and collectively with the May Debenture and the December Debentures, the “Debentures”), together with certain other agreements entered into in connection with the issuance of the Debentures (collectively, the “Financing Documents”).

The Forbearance Agreement notes that certain events of default under the Financing Documents, and notes that the Company had requested that YA forbear from enforcing its rights and remedies under the Financing Documents, and sets for the agreement between the Company and YA with respect to such forbearance.

Specifically, the Company agreed to waive any claims against YA, and released any such claims the Company may have had.  The Company also ratified its obligations under the Financing Documents; agreed to the satisfaction of certain conditions precedent, including the entry into a Global Security Agreement (discussed below), a Global Guaranty Agreement (discussed below), and an amendment of a warrant granted to YA in connection with the issuance of the August Debenture; agreed to seek to obtain waivers from the Company’s landlords at its properties in Utah, California, and Arkansas; agreed to seek to obtain deposit account control agreements from the Company’s banks and depository institutions; and to repay the Company’s obligations under the Debentures on the following schedule:

i.	$125,000 on August 11, 2009 (at the time of signing of this Agreement);
ii.	$150,000 on September 1, 2009;
iii.	$150,000 on October 1, 2009;
iv.	$200,000 on November 1, 2009;
v.	$200,000 on December 1, 2009;
vi.	$250,000 on January 1, 2010;
vii.	$250,000 on February 1, 2010;
viii.	$300,000 on March 1, 2010;
ix.	$300,000 on April 1, 2010;
x.	$300,000 on May 1, 2010;
xi.	$300,000 on June 1, 2010;
xii.	$300,000 on July 1, 2010; and
xiii.
the remaining balance of the Obligations shall be paid in full in good and collected funds by federal funds wire transfer on or before the earlier of (i) the occurrence of a Termination Event (as defined below), or (ii) 3:00 P.M. (New York Time) on July 1, 2010 (hereinafter, the “Termination Date”).

Pursuant to the Forbearance Agreement, the parties agreed that the Company, subject to the consent of YA, may choose to pay all or any portion of the payments listed above in common stock, with the conversion price to be used to determine the number of shares of common stock being equal to 85% of the lowest closing bid price of the Company’s common stock during the ten trading days prior to the payment date.

In exchange for the satisfaction of such conditions and agreements from the Company, YA agreed to forbear from enforcing its rights and remedies as a result of the existing defaults and/or converting the Debentures into shares of the Company’s common stock, until the earlier of (i) the occurrence of a Termination Event (as defined in the Forbearance Agreement), or (ii) the Termination Date, which is given as July 1, 2010.  Notwithstanding the foregoing, nothing contained in the Forbearance Agreement or the other Forbearance Documents will be deemed to constitute a waiver by YA of any default or event of default, whether now existing or hereafter arising (including, without limitation, the existing defaults listed in the Forbearance Agreement), and/or its right to convert the Debentures into shares of the Company’s common stock.

The Termination Events listed include the failure of the Company to make any payment as set forth when due or within 15 days of the applicable payment date, the failure of the Company to perform or comply with other terms and conditions of the Forbearance Agreement when due or within 15 days after receiving written notification from YA of such failure, and other listed events.

Global Security Agreement

The Company, YA, and certain of the Company’s subsidiaries also entered into a Global Security Agreement (the “GSA”) in connection with the Forbearance Agreement.  The subsidiaries that are parties to the GSA are

-           Racore Network, Inc.;
-           Cirtran – Asia, Inc.;
-           Cirtran Beverage Corp.;
-           Cirtran Media Corp.;
-           Cirtran Online Corp.; and
-           Cirtran Products Corp.

Under the GSA, the Company and the participating subsidiaries pledged and granted to YA, its successors and assigns, a security interest in and to all assets and personal property of each Grantor, as security for the payment or performance in full of the obligations set forth in the Forbearance Agreement.

Global Guaranty Agreement

Additionally, the Company, YA, and certain of the Company’s subsidiaries also entered into a Global Guaranty Agreement (the “GGA”) in connection with the Forbearance Agreement.  The subsidiaries that are parties to the GGA are

-           Racore Network, Inc.;
-           Cirtran – Asia, Inc.;
-           Cirtran Beverage Corp.;
-           Cirtran Media Corp.;
-           Cirtran Online Corp.; and
-           Cirtran Products Corp.

Under the GGA, the Company and the participating subsidiaries guaranteed to YA the full payment and prompt performance of all of the obligations set forth in the Forbearance Agreement.

Amendment No. 1 to Warrant to Purchase Common Stock

Finally, the Company agreed to amend the warrant (the “Warrant”) to purchase up to 15,000,000 shares of the Company’s common stock, which was granted in connection with the issuance of the August Debenture in August 2006, to extend the expiration date of the Warrant to August 23, 2010, instead of August 23, 2009.

As noted above, the foregoing summaries of the terms and conditions of the Forbearance Agreement, the GSA, the GGA, and the amendment to the Warrant do not purport to be complete, and are qualified in their entirety by reference to the full text of the agreements attached as exhibits hereto, and which are incorporated herein by reference.

Item 7.01.                    Regulation FD Disclosure.

On August 17, 2009, the Company issued a press release announcing the agreement. The press release is attached hereto as Exhibit 99.2 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.                    Financial Statements and Exhibits.

(d)      Exhibits.

99.1	Forbearance Agreement

99.2	Press Release dated October 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CirTran Corporation

Date: August 17, 2009	By: /s/ Iehab Hawatmeh
Iehab J. Hawatmeh, President